UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 5, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2013-CCRE8 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

New York	333-184376-04	Lower Tier REMIC 46-2900279 Upper Tier REMIC 46-3185211 Grantor Trust 46-6886381
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization of the issuing entity)	File Number of issuing entity)	Identification No.)
1761 East St. Andrew Place
Santa Ana CA
(Address of principal executive offices of the issuing entity)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2013, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2013 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, of the COMM 2013-CCRE8 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the COMM 2013-CCRE8 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 94 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “375 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “375 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “375 Park Avenue Loan Combination”) that includes the 375 Park Avenue Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “375 Park Avenue Pari Passu Companion Loan”).  The 375 Park Avenue Loan Combination, including the 375 Park Avenue Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of May 6, 2013 (the “CGCMT 2013-375P Trust and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, and Citibank, N.A., as certificate administrator relating to the Citigroup Commercial Mortgage Trust 2013-375P securitization transaction into which the 375 Park Avenue Pari Passu Companion Loan was deposited.  The CGCMT 2013-375P Trust and Servicing Agreement is attached hereto as Exhibit 4.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on June 13, 2013 (the “Prospectus Supplement”),  the terms and conditions of the CGCMT 2013-375P Trust and Servicing Agreement applicable to the servicing of the 375 Park Avenue Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 375 Park Avenue Mortgage Loan, the Moffett Towers Phase II Mortgage Loan and, after the closing of the securitization of the Paramount Building Pari Passu Companion Loan (as defined below), the Paramount Building Mortgage Loan).

The Mortgage Loan identified as “Moffett Towers Phase II” on Exhibit B to the Pooling and Servicing Agreement (the “Moffett Towers Phase II Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Moffett Towers Phase II  Loan Combination”) that includes the Moffett Towers Phase II Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Moffett Towers Phase II Pari Passu Companion Loan”).  The Moffett Towers Phase II Loan Combination, including the Moffett Towers Phase II Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of April 1, 2013 (the “CCRE7 Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo

Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE7 Mortgage Trust securitization transaction into which the Moffett Towers Phase II Pari Passu Companion Loan was deposited.  The CCRE7 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

As disclosed in the Prospectus Supplement, the terms and conditions of the CCRE7 Pooling and Servicing Agreement applicable to the servicing of the Moffett Towers Phase II Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 375 Park Avenue Mortgage Loan, the Moffett Towers Phase II Mortgage Loan and, after the closing of the securitization of the Paramount Building Pari Passu Companion Loan (as defined below), the Paramount Building Mortgage Loan).

The Mortgage Loan identified as “Paramount Building” on Exhibit B to the Pooling and Servicing Agreement (the “Paramount Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination  (the “Paramount Building  Loan Combination”) that includes the Paramount Building Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the “Paramount Building Pari Passu Companion Loan”).  The transaction documents provide that the Paramount Building Loan Combination, including the Paramount Building Mortgage Loan, is to be serviced and administered (i) until the securitization of the Paramount Building Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) upon the securitization of the Paramount Building Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.  The closing date of the securitization of the Paramount Building Pari Passu Companion Loan occurred on July 10, 2013. In connection with that securitization, the Pooling and Servicing Agreement, dated as of July 1, 2013 (the “CCRE9 Pooling and Servicing Agreement”) relating to the issuance of the COMM 2013-CCRE9 Mortgage Trust Commercial Mortgage Pass-Through Certificates was entered into among the Registrant, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. Attached hereto as Exhibit 4.3 is the CCRE9 Pooling and Servicing Agreement.

As disclosed in the Prospectus Supplement, the terms and conditions of the CCRE9 Pooling and Servicing Agreement applicable to the servicing of the Paramount Building Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 375 Park Avenue Mortgage Loan, the Moffett Towers Phase II Mortgage Loan and, after the closing of the securitization of the Paramount Building Pari Passu Companion Loan, the Paramount Building Mortgage Loan).

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 4.1
Trust and Servicing Agreement, dated as of May 6, 2013, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, and Citibank, N.A., as certificate administrator relating to the Commercial Mortgage Pass-Through Certificates, Series 2013-375P.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of April 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE7 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

Exhibit 4.3
Pooling and Servicing Agreement, dated as of July 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE9 Mortgage Trust Commercial Mortgage Pass-Through Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: February 5, 2014
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Trust and Servicing Agreement, dated as of May 6, 2013, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, and Citibank, N.A., as certificate administrator relating to the Commercial Mortgage Pass-Through Certificates, Series 2013-375P.
(E)

4.2
Pooling and Servicing Agreement, dated as of April 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Situs Holdings, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE7 Mortgage Trust Commercial Mortgage Pass-Through Certificates.
(E)

4.3
Pooling and Servicing Agreement, dated as of July 1, 2013, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian relating to the COMM 2013-CCRE9 Mortgage Trust Commercial Mortgage Pass-Through Certificates.
(E)